                                                                     EXHIBIT (o)

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1996-5 Monthly Statement
                              Class A Certificate:
                          German Security Code 133 260
        International Security Identification # (ISIN) DE 000 133 260 9
                 Common Code # (DKV, Cedel, Euroclear) 677 6388
                     Class B Certificate:  CUSIP #25466KBC2


Trust Distribution Date: November 15, 1996 Due Period Ending: October 31, 1996 Interest Payment Date: January 17, 1997

Pursuant to the Series Supplement dated as of July 24, 1996 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and First Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:


1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

          1996-5                                  Total       Interest     Principal
         Class A    33 days at 5.617660000%   $5.149521667  $5.149521667  $0.000000000
         Class B    33 days at 5.785160000%   $5.303063333  $5.303063333  $0.000000000

2. Payments due from the Swap Counterparty for the benefit of Class A Investors this Due Period (per DM 1000 of Class Initial Foreign Currency Investor Interest)

           1996-5                                 Total         Interest     Principal
         Class A    33 days at 3.195000000%   DM2.928750000  DM2.928750000  DM0.000000000


3.   Class A DM Invested Amount

           1996-5
         Class A                                                       DM1,250,000,000.00

4.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                            $12,275,796,676.00
          Seller Interest                                         $2,172,873,943.47

          Total Master Trust                                     $14,448,670,619.47


      (b) Group One Investor Interest                            $10,175,796,676.00

      (c) Group Two Investor Interest                             $2,100,000,000.00

      (d) Series 1996-5 Investor Interest                           $862,304,676.00

      (e) Class A Investor Interest                                 $819,188,676.00

          Class B Investor Interest                                  $43,116,000.00

     5.   Allocation of Receivables Collected During the Due Period

                                              Finance Charge       Principal        Yield
                                               Collections        Collections     Collections
      (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation      $189,015,439.27   $1,602,331,456.61     $0.00

          Seller                              $40,790,565.91     $345,791,894.89     $0.00

      (b) Group One Allocation               $161,277,854.44   $1,367,192,968.08     $0.00

      (c) Group Two Allocation                $27,737,584.83     $235,138,488.53     $0.00

      (d) Series 1996-5 Allocations           $13,673,457.31     $115,913,339.41     $0.00

      (e) Class A Allocations                 $12,984,039.29     $110,068,969.36     $0.00

          Class B Allocations                    $689,418.02       $5,844,370.05     $0.00

     6.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                           Deposits into the      Total      Deposit Deficit    Investment
                         SPFAs This Due Period   Deposits         Amount          Income
          Series 1996-5           $0.00           $0.00            0.00           $0.00

     7.   Information Concerning Amount of Controlled Liquidation Payments

                                                                    Total Payments
                                   Amount Paid     Deficit Amount    Through This
                                 This Due Period   This Due Period    Due Period
          Series 1996-5                 $0.00           $0.00            $0.00

     8.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                              Deposits Into the
                                            SIFAs This Due Period       SIFA Balance
          Series 1996-5                         $4,447,076.72          $4,447,076.72

     9.   Pool Factors

                                                              This Due Period
          Class A                                                1.00000000

          Class B                                                1.00000000

     10.  Investor Charged-Off Amount

                                                                  Cumulative Investor
                                              This Due Period     Charge-Off Amount
      (a) Group One                           $52,947,185.20            $0.00

      (b) Group Two                            $9,106,191.58            $0.00

      (c) Series 1996-5                        $4,488,967.68            $0.00

      (d) Class A                              $4,262,633.18            $0.00

          Class B                                $226,334.50            $0.00

     11.  Investor Losses This Due Period                Per $1,000 of       Per DM 1,000 of
                                                       Original Invested    Original Invested
                                             Total         Principal            Principal
      (a) Group One                          $0.00           $0.00               N/A

      (b) Group Two                          $0.00           $0.00               N/A

      (c) Series 1996-5                      $0.00           $0.00               N/A

      (d) Class A                            $0.00           $0.00               DM0.00

          Class B                            $0.00           $0.00               N/A

     12.  Reimbursement of Investor Losses              Per $1,000 of       Per DM 1,000 of
           This Due Period                            Original Invested    Original Invested
                                            Total         Principal            Principal
      (a) Group One                         $0.00           $0.00               N/A

      (b) Group Two                         $0.00           $0.00               N/A

      (c) Series 1996-5                     $0.00           $0.00               N/A

      (d) Class A                           $0.00           $0.00               DM0.00

          Class B                           $0.00           $0.00               N/A

     13.  Aggregate Amount of Unreimbursed              Per $1,000 of       Per DM 1,000 of
           Investor Losses                            Original Invested    Original Invested
                                            Total         Principal            Principal
      (a) Group One                         $0.00           $0.00               N/A

      (b) Group Two                         $0.00           $0.00               N/A

      (c) Series 1996-5                     $0.00           $0.00               N/A

      (d) Class A                           $0.00           $0.00               DM0.00

          Class B                           $0.00           $0.00               N/A

     14.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One            $16,959,661.13

      (b) Group Two             $2,916,666.67

      (c) Series 1996-5         $1,437,174.46

      (d) Class A               $1,365,314.46

          Class B                  $71,860.00

     15.  Class Available Subordinated Amount at the end of the Due Period
                                                  As a Percentage
                                                    of Class A
                                      Total       Invested Amount
          Series 1996-5 Class B   $86,230,468.00     10.5263%

     16.  Total Available Credit Enhancement Amounts

                                                  Shared Amount  Class B Amount
          Maximum Amount                               $0.00   $47,426,758.00

          Available Amount                             $0.00   $47,426,758.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                         $0.00            $0.00


     17.  Delinquency Summary

          End of Due Period Master Trust Receivables
           Outstanding                                $14,686,108,154.34

                              Delinquent Amount Percentage of Ending
          Payment Status      Ending Balance    Receivables Outstanding
          30-59 days        $436,755,664.27             2.97%

          60-179 days       $647,052,142.22             4.41%


                                     FIRST BANK NATIONAL ASSOCIATION
                                     as Trustee


                                   BY: ____________________________

                                            Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1996-5 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES




         The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of July 24, 1996 (the "Series Supplement") by and between Greenwood and First Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1996-5 Master Trust Certificates for the Distribution Date occurring on November 15, 1996.


 1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

 2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

 3.  The aggregate amount of Collections processed during the related Due
      Period is equal to                                                                $2,177,929,356.63

 4.  The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                   $110,068,969.36

 5.  The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                             $12,984,039.29

 6a. The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                             $0.00

 6b. The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                               $0.00

 7.  The aggregate amount of Class A Certificate Interest paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                  $0.00

 8.  The aggregate amount of Class A DM Certificate Interest received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                DM 0.00

 9.  The aggregate amount of Class A Certificate Interest converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in
     New York with respect to this Distribution Date is equal to                                  DM 0.00

10.  The aggregate amount of Class A Certificate Principal paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                  $0.00

11.  The aggregate amount of Class A DM Certificate Principal received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                DM 0.00

12.  The aggregate amount of Class A Certificate Principal converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                           DM 0.00

13. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall
          is equal to                                                                               $0.00

     (b)  with respect to the Class A Cumulative Investor Charged-Off
          Amount is equal to                                                                        $0.00

     (c)  with respect to the Class A Investor Interest is equal to                                 $0.00

14.  The sum of all amounts payable to Class A Certificateholders
      on the current Interest Payment Date is equal to                                            DM 0.00

15.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                     $5,844,370.05

16.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                $689,418.02

17a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                             $0.00

17b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                               $0.00

18.  The aggregate amount of Class B Certificate Interest paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                    N/A

19.  The aggregate amount of Class B DM Certificate Interest received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                    N/A

20.  The aggregate amount of Class B Certificate Interest converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                               N/A

21.  The aggregate amount of Class B Certificate Principal paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                  N/A

22.  The aggregate amount of Class B DM Certificate Principal received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                  N/A

23.  The aggregate amount of Class B Certificate Principal converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                             N/A

24. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall
          is equal to                                                                             $0.00

     (b)  with respect to the Class B Cumulative Investor Charged-Off
          Amount is equal to                                                                      $0.00

     (c)  with respect to the Class B Investor Interest is equal to                               $0.00

25.  The sum of all amounts payable to the Class B Certificateholders
     on the current Interest Payment Date is equal to                                             $0.00


26.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of November, 1996.



                               GREENWOOD TRUST COMPANY
                                    as Master Servicer

                               By:_________________________
                               Vice President, Director of Accounting,
                               and Treasurer



N/A - Not Applicable